EXHIBIT 10.46
                                                           -------------


                        AMENDMENT NO. 5 AND SUPPLEMENT TO
                  RESEARCH COLLABORATION AND LICENSE AGREEMENT



                                                     Amendment    No.    5   and
                                                     Supplement     dated    and
                                                     effective as of December 1,
                                                     1998,    between   SYNAPTIC
                                                     PHARMACEUTICAL CORPORATION,
                                                     a   Delaware    corporation
                                                     ("Synaptic"),  and  MERCK &
                                                     CO.,  INC.,  a  New  Jersey
                                                     corporation ("Merck").


                                                       Recitals

                  WHEREAS,   Merck  and  Synaptic  are  parties  to  a  Research
Collaboration and License Agreement dated as of November 30, 1993, as amended (the "Agreement"); and

                  WHEREAS, Merck and Synaptic desire to extend the term of the Research Program (capitalized terms used and not defined herein having the meanings set forth in the Agreement) under the Agreement as set forth herein in order to continue to work towards the identification of back-up safety assessment candidates;

                  NOW THEREFORE, in consideration of the premises and covenants set forth herein, the parties agree as follows:

         1. The term of the Research Program is hereby extended for an additional three-month period expiring on February 28, 1999 (the "Third Extension Period"). The term may be further extended only upon the mutual agreement of the parties in writing.

         2. During the Third Extension Period, as part of the Research Program, Synaptic shall devote the efforts of two full time equivalents in support of the continuing pharmacological characterization of Merck compounds.

         3. Merck shall pay to Synaptic, within 30 days of the effective date of this Amendment No. 5, an amount equal to $125,000 (one hundred twenty-five thousand dollars) in consideration of the support set forth in Article 2.

         4. From and after the date first written above, all references in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of similar import, shall be a reference to the Agreement, as amended by this Amendment No. 5 and Supplement.



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         5.       From and after the date first written above, all references in the Agreement to "the Research Program" shall be a reference to the Research Program conducted during the period beginning on November 30, 1993, and ending on February 28, 1999, in accordance with the Agreement, as amended and supplemented by this Amendment No. 5 and Supplement.

         6. Except as expressly amended and supplemented by this Amendment No. 5 and Supplement, the Agreement shall remain in full force and effect and unchanged.


                  IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 and Supplement to be executed and delivered as of the date first written above.

                                          SYNAPTIC PHARMACEUTICAL CORPORATION



                                         By:/s/Kathleen P. Mullinix
                                            ------------------------------
                                             Kathleen P. Mullinix
                                             Chairman, President and Chief
                                               Executive Officer



                                         MERCK & CO., INC.



                                         By:/s/Bennett M. Shapiro
                                            ----------------------------------
                                            Bennett M. Shapiro
                                            Executive Vice President, Worldwide
                                              Basic Research